UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2021

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street Hamilton HM 10, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	TRTN	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	TRTN PRA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Perpetual Preference Shares	TRTN PRB	New York Stock Exchange
7.375% Series C Cumulative Redeemable Perpetual Preference Shares	TRTN PRC	New York Stock Exchange
6.875% Series D Cumulative Redeemable Perpetual Preference Shares	TRTN PRD	New York Stock Exchange
5.75% Series E Cumulative Redeemable Perpetual Preference Shares	TRTN PRE	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2021, certain wholly-owned subsidiaries of Triton International Limited ("Triton") amended their outstanding asset-backed debt facilities, including: (1) the Loan and Security Agreement dated as of December 13, 2018, as amended, relating to TIF Funding LLC's asset-backed warehouse facility providing for total indebtedness of up to $1.125 billion (subject to further increase as provided therein), under which $0.3 billion of borrowings were outstanding as of September 30, 2021, and (2) the Indenture and related series supplement governing Triton Container Finance VIII LLC’s Fixed Rate Asset-Backed Notes, Series 2020-1, Class A and Fixed Rate Asset-Backed Notes, Series 2020-1, Class B, with a total outstanding principal amount of $1.250 billion as of September 30, 2021. The amendments, among other things:

(i) replaced the pooling methodology previously used for allocating net revenues from containers collateralizing the debt facilities with a new methodology whereby net revenues are instead allocated to a debt facility based on the specific containers securing such facility; and

(ii) modified certain financial covenants of Triton Container International Limited ("TCIL"), as manager under the facilities, in order to harmonize such covenants with the financial covenants contained in TCIL's and TAL International Container Corporation’s term loan and revolving credit facilities, which were recently amended on October 14, 2021.

The above descriptions are qualified in their entirety by reference to the full text of the amended documents described above, copies of which will be filed as exhibits to Triton's Annual Report on Form 10-K for the year ending December 31, 2021.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Date: December 23, 2021	By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Senior Vice President, General Counsel and Secretary

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